UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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KH Funding Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KH FUNDING COMPANY

10801 Lockwood Drive, Suite 270

Silver Spring, Maryland 20901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2004 Annual Meeting of Stockholders of KH Funding Company will be held at 2:00 p.m. on Thursday, May 27, 2004, at the offices of the KH Funding Company.

The purposes of the meeting are:

1.	Election of Directors. To elect seven directors for one-year terms;

2.	Ratification of Appointment of Independent Accountants. To consider a proposal to ratify the appointment of Grant Thornton LLP as our independent accountants for 2004; and

3.	Other Business. To transact any other business properly presented for action at the Annual Meeting.

You are invited to attend the Annual Meeting in person. However, even if you plan to attend, we ask that you complete, sign and date the enclosed appointment of proxy and return it to us as soon as you can in the enclosed envelope. Doing that will help us ensure that your shares are represented and that a quorum is present at the Annual Meeting. Even if you sign an appointment of proxy, you may still revoke it later or attend the Annual Meeting and vote in person.

This notice and the enclosed Proxy Statement and form of appointment of proxy are being mailed to our Stockholders on or about April 26, 2004.

By Order of the Board of Directors

Robert L. Harris President and Chief Executive Officer

KH FUNDING COMPANY

10801 Lockwood Drive, Suite 270

Silver Spring, Maryland 20901

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

General

This Proxy Statement is dated April 26, 2004, and is being furnished to our Stockholders in connection with our solicitation of appointments of proxy in the enclosed form for use at the 2004 Annual Meeting of our Stockholders and at any adjournments of the meeting. The Annual Meeting will be held at the office of KH Funding located at 10801 Lockwood Drive, Suite 270, Silver Spring, Maryland, at 2:00 p.m. on Thursday, May 27, 2004.

In this Proxy Statement, the terms “you,” “your” and similar terms refer to the Stockholder receiving it. The terms “we,” “us,” “our” and similar terms refer to KH Funding Company.

Solicitation and Voting of Proxies

A form of “appointment of proxy” is included with this Proxy Statement which names Robert L. Harris and Louise Sehman to act as your “Proxies” and vote your shares at the Annual Meeting. We ask that you sign and date an appointment of proxy and return it to us in the enclosed envelope so that your shares will be represented at the meeting.

If you sign an appointment of proxy and return it to us before the Annual Meeting, the shares of our common stock you hold of record will be voted by the Proxies according to your instructions. If you sign and return an appointment of proxy but do not give any voting instructions, then your shares will be voted by the Proxies “FOR” the election of each of the three nominees for director named in Proposal 1 below and “FOR” Proposal 2 discussed in this Proxy Statement. If, before the Annual Meeting, any nominee named in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies will have the discretion to vote for a substitute nominee named by our Board of Directors. We are not aware of any other business that will be brought before the Annual Meeting but, if any other matter is properly presented for action by our Stockholders, the Proxies will be authorized to vote your shares according to their best judgment. The Proxies also will be authorized to vote your shares according to their best judgment on matters incident to the conduct of the meeting, including adjournments.

Revocation of Appointment of Proxy

If you sign and return an appointment of proxy, you can revoke it at any time before the voting takes place at the Annual Meeting by filing with our Secretary either a written instrument revoking it or an executed appointment of proxy dated as of a later date, or by attending the Annual Meeting and announcing your intention to vote in person.

Expenses and Method of Solicitation

We will pay all costs of our solicitation of appointments of proxy for the Annual Meeting, including the costs of preparing and mailing this Proxy Statement. In addition to solicitation by mail, the Bank’s and our directors, officers and employees may solicit appointments of proxy, personally or by telephone, without additional compensation.

Record Date

The close of business on March 31, 2004, is the “Record Date” for determining which Stockholders are entitled to receive notice of and to vote at the Annual Meeting. You must have been a record holder of our common stock on that date in order to be eligible to vote at the meeting.

Voting Securities

Our voting securities are the 2,485,066 shares of our common stock, which were outstanding on the Record Date. You may cast one vote for each share you held of record on the Record Date on each director to be elected and on each other matter voted on by Stockholders at the Annual Meeting.

Voting Procedures; Votes Required for Approval

Our directors are elected by a plurality of the votes cast in elections. So, in the election of directors, the seven nominees receiving the highest numbers of votes will be elected. For Proposal 2 to be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it. Abstentions and broker non-votes will have no effect in the voting for directors or on Proposal 2. You may not vote cumulatively in the election of directors.

Beneficial Ownership of Securities

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 31, 2004 for:

•	each person who we know owns beneficially more than 5% of our Common Stock,

•	each executive officer,

•	each of our directors, and

•	all of our executive officers and directors as a group.

Unless otherwise noted below, and subject to applicable community property laws, to our knowledge, each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by spouses under applicable law and except as set forth in the footnotes to the table.

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of options and warrants held by the respective person or group which may be exercised within 60 days after March 31, 2004. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after March 31, 2004 are included for that person or group but not the stock options and warrants of any other person or group.

Percentage of shares beneficially owned is based on 2,485,066 outstanding shares of our Common Stock as of March 31, 2004. An asterisk indicates ownership of less than 1%. Our Common Stock is privately held and there is no public trading market for our Common Stock. All addresses for the executive officers and directors are KH Funding’s address at 10801 Lockwood Drive, Suite 370, Silver Spring, Maryland 20901.

Beneficial ownership, as set forth in the regulations of the SEC, includes securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days after March 31, 2004. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.

Name and position	Number of Shares(1)		Percent

Robert L. Harris, President, CEO and Director	752,689	(2)	30.2%

Jin S. Kim, Director	515,000		20.7%

Solomon Kaspi	500,000	(3)	20.1%

Dr. Mervyn Feldman, Director	95,778	(4)	3.8%

Jack H. Breskow, Director	37,500	(5)	1.5%

Ronald L. Nicholson, Vice President	12,000	(6)	*

James E. Parker, Vice President	13,250	(7)	*

Louise B. Sehman, CFO, Secretary and Treasurer	6,000	(8)	*

All Directors and Executive Officers as a Group (7 persons)	1,432,217		57.5%

(1)	The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children or the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities.
(2)	Includes (i) 365,000 shares of Common Stock held directly, (ii) options to purchase 287,689 shares of Common Stock awarded pursuant to our stock option plans, which are currently exercisable and (iii) 100,000 shares of Common Stock held directly by Mr. Harris, but which secure a loan receivable of $185,450 owed to KH Funding.
(3)	Mr. Kaspi is a Director nominee.
(4)	Includes 28,000 shares of Common Stock held with his wife, Harriet Feldman, as tenants by the entirety.
(5)	Includes the following held by his wife, Eufrosene Brewskow: (i) 30,000 shares of Common Stock held directly and (ii) options to purchase 7,500 shares of Common Stock awarded pursuant to our stock option plans, which are currently exercisable.
(6)	Consists of options to purchase 12,000 shares of Common Stock awarded pursuant to our stock option plans, which are currently exercisable.
(7)	Consists of options to purchase 13,250 shares of Common Stock awarded pursuant to our stock option plans, which are currently exercisable.
(8)	Includes options to purchase 3,000 shares of Common Stock awarded pursuant to our stock option plans, which are currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors, executive officers and principal Stockholders are required by federal law to file reports with the Securities and Exchange Commission regarding the amounts of and changes in their beneficial ownership of our common stock. Based on our review of copies of those reports, our Proxy Statements are required to disclose failures to report shares beneficially owned or changes in beneficial ownership, or to timely file required reports, during previous years. During 2003, none of our reporting persons filed reports after their due dates.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors will consist of such number of directors as may be designated from time to time by resolution of a majority of the entire Board of Directors. Our Board is not divided into classes and directors are elected to one-year terms.

Nominees.    In March 2004, by resolution of the Board of Directors, the number of members of our Board of Directors was increased from four to seven. The terms of the following four current directors expire at the Annual

Meeting and each of them has been nominated by our Board for reelection to a new one-year term. In addition, there are three new nominees selected by our Board of Directors for election each to a one-year term.

Robert L. Harris, age 54, was a founder of KH Funding Company in 1990 when he also began his service as Managing General Partner and then President. He has been the Chief Executive Officer and a Director of KH Funding since its incorporation in 1994. Prior to founding KH Funding, Mr. Harris owned and operated businesses and managed commercial and corporate real estate for various firms in Maryland. He attended the Citadel Military College and Montgomery College.

Jin S. Kim, age 55, has served as a director of KH Funding Company since its incorporation in 1994. Ms. Kim was also a founder of KH Funding. Ms. Kim has owned and managed investment real estate since 1981. She is licensed as a real estate appraiser in Maryland.

Jack H. Breskow*, age 74, has served as a director of KH Funding Company since its incorporation in 1994. Mr. Breskow is an executive officer of Jack H. Breskow and Associates, Ltd., which provides business, estate and financial planning services to its clients. He is a Certified Life Underwriter and Accredited Estate Planner.

Dr. Mervyn Feldman*, age 69, has served as a director of KH Funding Company since 1998. Dr. Feldman maintains an active medical practice specializing in podiatry. He attended Wilson Teachers College and the Pennsylvania College of Podiatric Medicine.

Solomon Kaspi, age 36, is a new director nominee of KH Funding Company. Mr. Kaspi is a mortgage and finance professional, and has been since 1990. Mr. Kaspi graduated from the University of Maryland.

Alvin Shapiro*, age 64, is president of an actuarial firm which specializes in small business pension plans. Mr. Shapiro is a stockbroker, has his Series 6 license and has insurance industry designations of CLU and CHFC. Mr. Shapiro has a MBA from John Hopkins University and a Bachelors of Science in Finance from American College.

Jeremiah P. Connor*, age 64, is currently a partner of Braunstein & Connor, CPAs, LLP. Mr. Connor is a Certified Public Accountant with over 35 years of accounting experience. Mr. Connor is a distinguished member of state and national CPA organizations. He graduated with a Bachelor of Commercial Science from Benjamin Franklin University.

* Asterisks denote individuals who we believe are “independent directors” as that term is defined by the listing standards of The American Stock Exchange.

Our Board of Directors recommends that you vote “FOR” each of the seven nominees named above. The seven nominees receiving the highest numbers of votes will be elected.

Director Compensation

Director Fees.    Currently, the directors receive no compensation for Board and/or committee meetings. In 2004, director compensation will be considered.

Attendance by Directors at Meetings

Board of Director Meetings.    During 2003, the Boards met twice, and each director attended 50% or more of the aggregate number of meetings of the Board and of the committees on which he or she served.

Annual Meetings.    Attendance by our directors at Annual Meetings of our Stockholders gives directors an opportunity to meet, talk with and hear the concerns of Stockholders who attend those meetings, and it gives those Stockholders access to our directors that they may not have at any other time during the year. Our Board of Directors recognizes that directors have their own business interests and are not our full-time employees and that it is not always possible for them to attend Annual Meetings. However, our Board’s policy is that attendance by directors at our Annual Meetings is beneficial to us and to our Stockholders and that our directors are strongly encouraged to attend each Annual Meeting whenever possible. All four of our current directors attended our last Annual Meeting which was held during July 2003.

Committees

As described below, our Boards of Directors have appointed one standing committee: the Audit Committee. It is the Board’s plan to appoint both a Nominations Committee and a Compensation Committee in the next few months.

Audit Committee

Function.    The Audit Committee is a committee of our Boards of Directors. It acts under a written charter which was approved by the Board during March 2004. Under its revised charter, the Committee, among other things, selects our independent accountants each year and approves the compensation and terms of engagement of our accountants, approves services proposed to be provided by the independent accountants, and monitors and oversees the quality and integrity of our accounting process and systems of internal controls. The Committee reviews the annual audit report of our independent accountants and reports of examinations by our regulatory agencies, and it generally oversees our internal audit program. A copy of the Audit Committee’s revised charter is attached as an Appendix to this Proxy Statement. The Committee met once during 2003.

Members.    The Audit Committee during fiscal year 2003 (“2003 Audit Committee”) consisted of three members. Those members were Robert L. Harris—Chairman, Jin S. Kim and Jack H. Breskow. We believed that of the members of the 2003 Audit Committee, Mr. Breskow was an “independent director” as that term is defined by the listing standards of the American Stock Exchange. In addition, we believe that Mr. Harris qualified as an “audit committee financial expert” as that term is defined in Item 401 of Regulation S-B and by the listing standards of The American Stock Exchange. In conjunction with the approval of the Audit Committee’s charter (attached hereto as Appendix A) during March 2004, the Board of Directors appointed three new members to the Audit Committee, subject to their election as directors at this Annual Meeting. Those members are Jeremiah Connor—Chairman, Alvin Shapiro and Solomon Kaspi. We believe that Messers. Connor and Shapiro are each an “independent director” as that term is defined by the listing standards of The American Stock Exchange and that In addition, Messers. Connor and Shapiro are each an “audit committee financial expert” as that term is defined in Item 401 of Regulation S-B and by the listing standards of The American Stock Exchange. We believe Mr. Kaspi is not an “independent director” as that term is defined by the listing standards of The American Stock Exchange, due to his beneficial ownership of over 20% of KH Funding, however, because of his exceptional experience and knowledge in the mortgage and finance, the Board of Directors felt he would be a strong attribute to this Committee.

Audit Committee Report.    Our management is responsible for our financial reporting process, including our system of internal controls and disclosure controls and procedures, and for the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent accountants are responsible for auditing those financial statements. The Audit Committee oversees and reviews those processes. In connection with the preparation and audit of our consolidated financial statements for 2003, the 2003 Audit Committee has:

●	reviewed our audited consolidated financial statements for 2003 and discussed them with management;

●	discussed with our independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended;

●	received written disclosures and a letter from our independent accountants required by Independence Standards Board Standard No. 1; and

●	discussed the independence of our accountants with the accountants.

Based on the above reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our 2003 Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

The 2003 Audit Committee:

Robert L. Harris             Jin S. Kim             Jack H. Breskow

Executive Officers

We consider our officers listed below to be our executive officers.

Robert L. Harris, age 54, serves as our President and Chief Executive Officer and has been with KH Funding since its founding in 1990.

Louise B. Sehman, age 69, joined KH Funding Company in 1992. She currently serves as the Chief Financial Officer, Secretary and Treasurer of KH Funding.

James E. Parker, age 55, joined KH Funding Company in 1997. He currently serves as the Vice President of Investor Relations and Trust Services.

Ronald L. Nicholson, age 49, joined KH Funding Company in 1996. He currently serves as the Vice President of Accounts and Loan Administration.

Executive Compensation

The following table sets forth the compensation earned during the fiscal years ended December 31, 2003, 2002, and 2001 by our Chief Executive Officer and each of our other executive officers whose combined salary and bonus exceeded $100,000 during those years. We may refer to these officers as our named executive officers elsewhere herein. Other than the Chief Executive Officer, no named executive officer earned a total annual salary and bonus in excess of $100,000 during the last three completed fiscal years, therefore, the following table sets forth the certain compensation paid by us, including salary, bonus and certain other compensation to our Chief Executive Officer for fiscal years ended December 31, 2003, 2002 and 2001.

SUMMARY COMPENSATION

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compen- sation ($) (e)	Restricted Stock Award (s) ($) (f)	Securities Underlying Options/ SARs (#) (g)	LTIP Pay-outs ($) (h)	All Other Compen- sation ($) (i)
Robert L. Harris, Chief Executive Officer and President	2003	125,020	3,692
	2002	127,926	1,230
	2001	85,851	1,231

The following table contains information concerning the grant of stock options approved by our Board of Directors to the named executive officers in the Summary Compensation table above during the fiscal year ended December 31, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
None.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

The following table sets forth information with respect to the named executive officers in the Summary Compensation table above concerning the exercisability of options during the fiscal year ended December 31, 2003 and exercisable and unexercisable stock options held as of the end of fiscal year December 31, 2003. None of our named executive officers exercised options in the last fiscal year. The table below outlines the value, as of December 31, 2003, of options granted to our Chief Executive Officer to date that remain exercisable.

			Number of Securities Underlying Unexercised Options at FY-End (#)	Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Robert L. Harris	—	—	274,000/0	$575,378/0

Certain Relationships and Related Transactions

The following are brief descriptions of transactions between us and any of our directors, executive officers or stockholders known to us to own beneficially more than 5% of our shares, or any member of the immediate family of any of those persons, or other entities in which such persons beneficially own more than 5%.

KH Funding had 6 related party notes held by us and recorded as notes receivable on our balance sheet totaling $365,798 and $822,727 as of December 31, 2003 and December, 2002, respectively, and made by the following officers and stockholders: Robert L. Harris (two notes), Jin S. Kim, Ainslee H. Sadler, Richard J. Harris and Citadel Financial Corp., a company controlled by Robert L. Harris.

KH Funding had 49 notes made by us and recorded as notes payable on our balance sheet totaling $5,508,831 as of December 31, 2003, that were held by officers, directors and stockholders of which 10 notes totaling $1,324,945 were held by officers, directors, and 5% or more stockholders identified as: Robert L. Harris, Jin S. Kim, Louise B. Sehman, Jack H. Breskow and Dr. Mervyn Feldman.

A loan receivable of $185,450, at an annual interest rate of 7%, is owed to us by Robert L. Harris. It is secured by 100,000 shares of his Common Stock of KH Funding which has a book value of approximately $67,680.

During fiscal 2000, in exchange for a lower interest rate KH Funding issued options to purchase 50,000 shares of Common Stock at $2.00 per share and with a five year expiration, in connection with the issuance of a note payable to a stockholder, Mr. Richard A. Allen.

We believe that each transaction with a related party was on terms as favorable as could have been obtained from an unrelated party. And, all future transactions between us and any of our directors, executive officers or stockholders known to us to own beneficially more than 5% of our shares, or any member of the immediate family of any of those persons, or other entities in which such persons beneficially own more than 5%, will be entered into on terms as least as favorable as could be obtained from unaffiliated independent third parties. Such determination shall be made by our independent directors.

PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANTS

Appointment of Independent Accountants

Our Audit Committee has selected our current independent accounting firm, Grant Thornton LLP, to serve as our independent accountants for 2004. The Committee’s charter gives it the responsibility and authority to select and appoint our independent accountants each year and to approve the compensation and terms of the engagement of our accountants, and our Stockholders are not required by our Bylaws or the law to ratify the Committee’s selection. However, we will submit a proposal to ratify the appointment of Grant Thornton LLP for 2004 for voting by Stockholders at the Annual Meeting as a matter of good corporate practice and as a way for Stockholders to be heard in the selection process. Representatives of Grant Thornton LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions, and they will have the opportunity to make a statement if they desire to do so. If our Stockholders do not ratify the Audit Committee’s selection, the Committee will reconsider its decision, but it could choose to reaffirm its appointment of Grant Thornton LLP. Even if our Stockholders vote to ratify the Committee’s selection, during the year the Committee could choose to appoint different independent accountants at any time if it determines that a change would be in our best interests.

Our Board of Directors recommends that you vote “FOR” Proposal 2. To be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it.

Services and Fees During 2002 and 2003

As our independent accountants for 2002 and 2003, Grant Thornton LLP provided various audit and other services for which we were billed for fees as further described below. Except as described below, under its current procedures the Audit Committee specifically pre-approves all audit services and other services provided by our accountants. In the case of tax services and other permissible non-audit services, the Committee has delegated authority to its Chairman to approve services. Any approval of additional services by the Chairman is communicated to the full Committee at its next regularly scheduled meeting. The Committee also may authorize management to obtain tax services from our accountants from time to time during the year up to a specified aggregate amount of fees. Requests for advice in addition to that amount would require further approval.

Our Audit Committee has considered whether Grant Thornton LLP’s provision of non-audit services is compatible with maintaining its independence. The Committee believes that those services do not affect Grant Thornton LLP’s independence.

Audit Fees.    For 2002 and 2003, Grant Thornton LLP audited our consolidated financial statements included in our Annual Reports on Form 10-KSB, and it reviewed the condensed interim financial statements included in our Quarterly Reports on Form
10-QSB. The aggregate amount of fees for those services was $27,560 and $49,675, respectively.

Audit-Related Fees.    For each of 2002 and 2003, Grant Thornton LLP performed no audit-related tasks for us.

Tax Fees.    For 2002 and 2003, we paid Grant Thornton LLP $5,676 and $4,680, respectively, for tax compliance services and preparation of corporate returns.

All Other Fees.    For 2002 and 2003, we paid Grant Thornton LLP zero and $78,260, respectively, for services it provided to us other than those listed above. During 2003, those services related to our initial public offering.

PROPOSALS FOR 2005 ANNUAL MEETING

Any proposal subject to Rule 14a-8 which a Stockholder intends to be presented for action at our 2005 Annual Meeting must be received by us in writing at our office in Silver Spring, Maryland, no later than January 1, 2005, to be considered timely received for inclusion in the Proxy Statement and form of appointment of proxy that we will distribute in connection with that meeting. In order for a proposal to be included in our proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of shares of our common stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the Stockholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

Written notice of a Stockholder proposal submitted outside Rule 14a-8 intended to be presented at our 2005 Annual Meeting, but which is not intended to be included in our Proxy Statement and form of appointment of proxy, must be received by us at our main office in Silver Spring, Maryland, no later than March 1, 2005, in order for that proposal to be considered “timely” within the meaning of Rule 14a-4(c) for purposes of the Proxies’ discretionary authority to vote on other matters presented for action by Stockholders at that meeting.

ADDITIONAL INFORMATION

Communications with Our Board

Our Board of Directors encourages our Stockholders to communicate with it regarding their concerns, complaints and other matters related to our business, and the Board has established a process by which you may send written communications to the Board or to one or more individual directors. You may address and mail your communications as follows:

KH Funding Company

Attention: Corporate Secretary

10801 Lockwood Drive, Suite 370

Silver Spring, Maryland 20901

You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and forwarded on to the intended recipients. Communications that involve specific complaints from a customer of the Bank relating to a deposit, loan or other financial relationship or transaction will be forwarded to the head of the department or division that is most closely associated with the subject of the complaint.

Annual Report on Form 10-KSB

We are subject to the reporting requirements of the Securities Exchange Act of 1934 and we file reports and other information, including proxy statements, annual reports and quarterly reports, with the Securities and Exchange Commission. After our reports have been filed with the Commission, you may obtain copies free of charge through our Internet website (www.khfunding.com).

A copy of our 2003 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission accompanies this Proxy Statement.

Appendix A

KH FUNDING COMPANY

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (“Charter”) sets forth the purpose and membership requirements of the Audit Committee (the “Committee”) of the Board of Directors of KH Funding Company (the “Board”) and establishes the authority and responsibilities delegated to it by the Board.

The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board. The Committee shall meet at least four (4) times per year. The Committee shall be appointed by the Board and shall comprise at least two (2) directors, each of whom are independent* of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate* and at least one (1) member shall have accounting or related financial management expertise*.

* As defined by the American Stock Exchange listing standards.

Statement of Policy

The audit Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit Committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee is carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	Review and update the Committee’s Charter annually.

•	The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit Committee, as representatives of the Company’s shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.1 Annually, the Committee shall review and recommend to the board the selection of the Company’s independent auditors, subject to shareholders’ approval.

•	The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs, including matters required to be discussed by Statement on Auditing Standards No. 61.[2] Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

•	The Committee is authorized to approve a director of internal audit and review and have veto power over the appointment, replacement, reassignment or dismissal of the director of internal audit.

•	The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-QSB. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

•	The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•	Review policies and procedures covering officers’ expense accounts and prerequisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent auditors.

1 Independence Standards Board, Independence Discussions with Audit Committees, Independence Standard No. 1 (Jan. 1999), which requires the auditor to disclose to the audit committee, in writing, relationships that the auditor believes may reasonably be thought to bear on auditor independence, confirm in the letter its independence, and discuss its independence with the audit committee.

2 SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

KH FUNDING COMPANY

10801 Lockwood Drive, Suite 270

Silver Spring, Maryland 20901

APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert L. Harris and Louise Sehman (the “Proxies”), and any substitute appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote as directed below all shares of the common stock of KH Funding Company (“Company”) held of record by the undersigned on March 31, 2004, at the Annual Meeting of Stockholders of KH Funding Company to be held at the offices of Company, at 2:00 p.m. on Thursday, May 27, 2004, and at any adjournments of the Annual Meeting. The undersigned directs that the shares represented by this appointment of proxy be voted as follows:

1.	ELECTION OF DIRECTORS: Proposal to elect three directors of the Company for one-year terms or until their successors are duly elected and qualified.

☐	FOR all nominees listed below (except as indicated otherwise on the line below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:	Robert L. Harris, Jin S. Kim, Jack H. Breskow, Dr. Mervyn Feldman, Solomon Kaspi, Alvin Shapiro and Jeremiah P. Connor

Instructions:	To withhold authority to vote for any individual nominee(s), write the nominee’s name(s) on the line below.

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent accountants for 2004.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	OTHER BUSINESS: On any other matter properly presented for action by Stockholders at the Annual Meeting, and on matters incident to the conduct of the meeting, including adjournments, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment.

PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE SIDE AND RETURN IT

TO THE COMPANY IN THE ENVELOPE PROVIDED.

SIGNATURE(S):	DATED:
, 2004
, 2004

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore given by the signer to vote at said Annual Meeting or any adjournments thereof.

IMPORTANT: TO ENSURE YOUR SHARES ARE REPRESENTED AND THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.